SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 28, 2013
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

OPERATIONS

We design, manufacture and market wood and wood-alternative products for retail building materials home centers and other retailers, structural lumber and other products for the manufactured housing industry, engineered wood components for the residential construction market, and specialty wood packaging and components and packing materials for various industries. We also provide framing services for the residential market and forming products for concrete construction. Our consumer products operations offer a large portfolio of outdoor living products, including wood composite decking, decorative balusters, post caps and plastic lattice. Its lawn and garden group offers an array of products, such as trellises and arches, to retailers nationwide.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include our accounts and those of our wholly-owned and majority-owned subsidiaries and partnerships.  In addition, we consolidate 50% owned entities over which we exercise control.  Intercompany transactions and balances have been eliminated.

NONCONTROLLING INTEREST IN SUBSIDIARIES

Noncontrolling interest in results of operations of consolidated subsidiaries represents the noncontrolling shareholders' share of the income or loss of various consolidated subsidiaries.  The noncontrolling interest reflects the original investment by these noncontrolling shareholders combined with their proportional share of the earnings or losses of these subsidiaries, net of distributions paid.

FISCAL YEAR

Our fiscal year is a 52 or 53 week period, ending on the last Saturday of December.  Unless otherwise stated, references to 2013, 2012, and 2011 relate to the fiscal years ended December 28, 2013, December 29, 2012, and December 31, 2011, respectively.  Fiscal years 2013 and 2012 were comprised of 52 weeks.  Fiscal year 2011 was comprised of 53 weeks.  This extra week added an additional $16 million in sales to 2011.  An additional week of cost of goods sold and expenses in 2011 also impacted our results for 2012 compared to 2011.

FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

We follow ASC Topic 820, Fair Value Measurements and Disclosures, which provides a consistent definition of fair value, focuses on exit price, prioritizes the use of market-based inputs over entity-specific inputs for measuring fair value and establishes a three-tier hierarchy for fair value measurements. This topic requires fair value measurements to be classified and disclosed in one of the following three categories:

•	Level 1 — Financial instruments with unadjusted, quoted prices listed on active market exchanges.
•	Level 2 — Financial instruments lacking unadjusted, quoted prices from active market exchanges, including over-the-counter traded financial instruments. Financial instrument values are determined using prices for recently traded financial instruments with similar underlying terms and direct or indirect observational inputs, such as interest rates and yield curves at commonly quoted intervals.
•	Level 3 — Financial instruments not actively traded on a market exchange and there is little, if any, market activity. Values are determined using significant unobservable inputs or valuation techniques.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of cash and highly-liquid investments purchased with an original maturity of three months or less.  There were no cash equivalents as of December 28, 2013 or December 29, 2012.

RESTRICTED CASH

Restricted cash consists of amounts required to be held for loss funding totaling $0.7 million and $0.5 million as of December 28, 2013 and December 29, 2012, respectively.  In addition, as of December 29, 2012, restricted cash included amounts held in escrow for the purchase of the operating assets of Custom Caseworks, Inc. totaling $6.3 million.

ACCOUNTS RECEIVABLE AND ALLOWANCES

We perform periodic credit evaluations of our customers and generally do not require collateral.  Accounts receivable are due under a range of terms we offer to our customers.  Discounts are offered, in most instances, as an incentive for early payment.

We base our allowances related to receivables on historical credit and collections experience, and the specific identification of other potential problems, including the general economic climate.  Actual collections can differ, requiring adjustments to the allowances.  Individual accounts receivable balances are evaluated on a monthly basis, and those balances considered uncollectible are charged to the allowance.

The following table presents the activity in our accounts receivable allowances (in thousands):

		Additions
		Charged to
	Beginning	Costs and		Ending
	Balance	Expenses	Deductions*	Balance
Year Ended December 28, 2013:
Allowance for possible losses on accounts receivable	$2,550	$17,114	$(17,604)	$2,060

Year Ended December 29, 2012:
Allowance for possible losses on accounts receivable	$2,053	$16,687	$(16,190)	$2,550

Year Ended December 31, 2011:
Allowance for possible losses on accounts receivable	$2,611	$18,144	$(18,702)	$2,053

* Includes accounts charged off, discounts given to customers and actual customer returns and allowances.

We record estimated sales returns, discounts, and other applicable adjustments as a reduction of net sales in the same period revenue is recognized.

Accounts receivable retainage amounts related to long term construction contracts totaled $8.3 million and $6.9 million as of December 28, 2013 and December 29, 2012, respectively.  All amounts are expected to be collected within one year.

NOTES RECEIVABLE AND ALLOWANCES

We have written agreements to receive repayment of funds borrowed from us, consisting of principal as well as any accrued interest, at a specified future date. We record a valuation allowance relating to these agreements for the portion that is expected to be uncollectible. The current portion of notes receivable, net of allowance, totaled $0.8 million and $0.2 million at December 28, 2013 and December 29, 2012, respectively and are included in “Other Current Assets”. The long-term portion of notes receivable, net of allowance, totaled $5.1 million and $7.7 million at December 28, 2013 and December 29, 2012, respectively and are included in “Other Assets”.  No allowance for possible losses on notes receivable existed at December 31, 2011.

The following table presents the activity in our notes receivable allowances (in thousands):

	Beginning Balance	Additions	Deductions	Ending Balance
Year Ended December 28, 2013: Allowance for possible losses on Notes receivable	$3,226	$887	$(3,088)	$1,025
Year Ended December 29, 2012: Allowance for possible losses on Notes receivable	$-	$3,226	$-	$3,226

INVENTORIES

Inventories are stated at the lower of cost or market.  The cost of inventories includes raw materials, direct labor, and manufacturing overhead.  Cost is determined on a weighted average basis.  Raw materials consist primarily of unfinished wood products expected to be manufactured or treated prior to sale, while finished goods represent various manufactured and treated wood products ready for sale.  We have inventory on consignment at customer locations valued at $11.4 million as of December 28, 2013 and $10.9 million as of December 29, 2012.

PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are stated at cost.  Expenditures for renewals and betterments are capitalized, and maintenance and repairs are expensed as incurred.  Amortization of assets held under capital leases is included in depreciation and amortized over the shorter of the estimated useful life of the asset or the lease term.  Depreciation is computed principally by the straight-line method over the estimated useful lives of the assets as follows:

Land improvements	5 to 15 years
Buildings and improvements	15 to 31.5 years
Machinery, equipment and office furniture	3 to 10 years

LONG-LIVED ASSETS

In accordance with ASC 360, Property, Plant, and Equipment (“ASC 360”), when an indicator of potential impairment exists, we evaluate the recoverability of our long-lived assets by determining whether unamortized balances could be recovered through undiscounted future operating cash flows over the remaining lives of the assets.  If the sum of the expected future cash flows was less than the carrying value of the assets, an impairment loss would be recognized for the excess of the carrying value over the fair value.

GOODWILL

In the second quarter of fiscal 2013, we changed our annual testing date for evaluating goodwill and indefinite-lived intangible asset impairment from the last day of the fiscal year to the first day of the Company’s fourth fiscal quarter for all reporting units and indefinite-lived intangible assets. This voluntary change in accounting method is preferable under the circumstances because it will allow us more time to complete the annual goodwill and indefinite-lived intangible asset impairment testing in advance of our year-end reporting.  This change does not delay, accelerate or avoid an impairment charge. The change is not applied retrospectively as it is impracticable to do so because retrospective application would require application of significant estimates and assumptions with the use of hindsight. Accordingly, the change will be applied prospectively.

FOREIGN CURRENCY

Our foreign operations use the local currency as their functional currency.  Accordingly, assets and liabilities are translated at exchange rates as of the balance sheet date and revenues and expenses are translated using weighted average rates, with translation adjustments included as a separate component of shareholders' equity. Gains and losses arising from re-measuring foreign currency transactions are included in earnings.

INSURANCE RESERVES

Our wholly-owned insurance captive, Ardellis Insurance Ltd.(“Ardellis”), was incorporated on April 21, 2001 under the laws of Bermuda and is licensed as a Class 2 insurer under the Insurance Act 1978 of Bermuda.

We are primarily self-insured for certain employee health benefits, and have self-funded retentions for general liability, automobile liability, property and workers' compensation.  We are fully self-insured for environmental liabilities.  The general liability, automobile liability, property, workers' compensation, and certain environmental liabilities are managed through Ardellis; the related assets and liabilities of which are included in the consolidated financial statements as of December 28, 2013 and December 29, 2012.  Our policy is to accrue amounts equal to actuarially determined or internally computed liabilities.  The actuarial and internal valuations are based on historical information along with certain assumptions about future events.  Changes in assumptions for such matters as legal actions, medical cost trends, and changes in claims experience could cause these estimates to change in the future.

In addition to providing coverage for the Company, Ardellis provides Excess Loss Insurance (primarily medical and prescription drug) to certain third parties.  As of December 28, 2013, Ardellis had nine such contracts in place.  The contracts have specific and/or aggregate coverage loss limits based on the election of the third parties.  Reserves associated with these contracts were $0.9 million at December 28, 2013 and $0.2 million at December 29, 2012, and are accrued based on third party actuarial valuations of the expected future liabilities.

INCOME TAXES

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future.  Such deferred income tax asset and liability computations are based on enacted tax laws and rates.  Valuation allowances are established when necessary to reduce deferred income tax assets to the amounts expected to be realized.  Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred income tax assets and liabilities.

REVENUE RECOGNITION

Revenue for product sales is recognized at the time the product is shipped to the customer. Generally, title passes at the time of shipment.  In certain circumstances, the customer takes title when the shipment arrives at the destination.  However, our shipping process is typically completed the same day.

Performance on construction contracts is reflected in operations using percentage-of-completion accounting, under either the cost to cost or units of delivery methods, depending on the nature of the business at individual operations.  Under percentage-of-completion using the cost to cost method, revenues and related earnings on construction contracts are measured by the relationships of actual costs incurred related to the total estimated costs.  Under percentage-of-completion using the units of delivery method, revenues and related earnings on construction contracts are measured by the relationships of actual units produced related to the total number of units.  Revisions in earnings estimates on the construction contracts are recorded in the accounting period in which the basis for such revisions becomes known.  Projected losses on individual contracts are charged to operations in their entirety when such losses become apparent.

Our construction contracts are generally entered into with a fixed price and completion of the projects can range from 6 to 18 months in duration.  Therefore, our operating results are impacted by, among many other things, labor rates and commodity costs.  During the year, we update our estimated costs to complete our projects using current labor and commodity costs and recognize losses to the extent that they exist.

The following table presents the balances of percentage-of-completion accounts on December 28, 2013 and December 29, 2012 which are included in other current assets and other accrued liabilities, respectively (in thousands):

	2013	2012
Cost and Earnings in Excess of Billings	$6,903	$4,981
Billings in Excess of Cost and Earnings	2,858	2,020

SHIPPING AND HANDLING OF PRODUCT

Shipping and handling costs that are charged to and reimbursed by the customer are recognized as revenue.  Costs incurred related to the shipment and handling of products are classified in cost of goods sold.

EARNINGS PER SHARE

The computation of earnings per share (“EPS”) is as follows (in thousands):

	December 28, 2013	December 29, 2012	December 31, 2011
Numerator:
Net earnings attributable to controlling interest	$43,082	$23,934	$4,549
Adjustment for earnings allocated to non-vested restricted common stock	(412)	(210)	(38)
Net earnings for calculating EPS	$42,670	$23,724	$4,511
Denominator:
Weighted average shares outstanding	19,952	19,800	19,572
Adjustment for non-vested restricted common stock	(191)	(173)	(165)
Shares for calculating basic EPS	19,761	19,627	19,407
Effect of dilutive stock options	54	6	126
Shares for calculating diluted EPS	19,815	19,633	19,533
Net earnings per share:
Basic	$2.16	$1.21	$0.23
Diluted	$2.15	$1.21	$0.23

No options were excluded from the computation of diluted EPS for 2013 or 2012.  Options to purchase 105,000 shares of common stock were not included in the computation of diluted EPS for 2011, because the options' exercise prices were greater than the average market price of the common stock during the period and, therefore, would be antidilutive.

USE OF ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period.  We believe our estimates to be reasonable; however, actual results could differ from these estimates.

RECENTLY ISSUED ACCOUNTING STANDARDS

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (ASC Topic 220) (“ASU 2013-02”).  ASU 2013-02 amends prior presentation of comprehensive income guidance. ASU 2013-02 requires that we report, in one place, the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income if the amount being reclassified is required to be reclassified in its entirety to net income. Our adoption of the provisions of ASU 2013-02 in the first quarter of 2013 did not affect our consolidated financial position, results of operations or cash flows.